EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amended Quarterly Report of Applied DNA Sciences, Inc. (the "Company") on Form 10-QSB/A for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Hayward, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.   The   Report   fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/  JAMES A. HAYWARD
                                                     ---------------------
                                                     James A. Hayward
                                                     Principal Financial Officer
                                                     October 10, 2006